YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Morgan Keegan & Company Equity Conference Bill Zollars – Chairman, President & CEO YRC Worldwide Inc. September 7, 2006 Exhibit 99.1

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
What We Do
YRC Worldwide provides global transportation services,
transportation management solutions, and logistics
management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Company Facts
Company Facts
41.3 million Annual shipments
2.0 billion Annual highway miles
26.6 million Annual tons
90,000 Trailers
27,000 Trucks
1,000 worldwide Locations
70,000 Employees
$10 billion Revenue

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

September 2002 Spin-off of SCS Transportation
(nonunion Saia and Jevic)
December 2003 Acquisition of Roadway Corporation
($1.2 billion, 50% cash / 50% stock)
May  2005 Acquisition of USF Corporation
($1.5 billion, 65% cash / 35% stock)
September 2005 Finalized China-based freight
forwarding joint venture
January 2006 Yellow Roadway changes name to
YRC Worldwide
January 2006 Formed China-based logistics joint
venture
Strategic Actions
Strategic Actions

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Asset-based services:
Comprehensive next day nationwide
Extensive national networks
Truckload
Premium services
Expedited
Time Definite
Exhibit
Non-asset-based services:
Contract logistics
Global shipment management
Truckload brokerage
Service Portfolio
Service Portfolio

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Reported Revenue
(in billions)
Adjusted EPS*
2002 2003 2004 2005 2006E
2002 2003 2004 2005 2006E
$2.27
2006 is expected to be our 3
rd
straight year of record revenue and EPS
2005 record EPS is greater than 5 times 2002, with more than double the number of shares
$3.1
$6.8
$8.7
$3.96
$5.25
*Adjustments primarily related to property gains/losses, acquisition, spin-off, severance, and reorganization charges.  Management does not consider these when evaluating core operations.
Record Results
Record Results
$2.6
$1.03
$10
$5.65-$5.85

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In 2005 we posted a 93.8% operating ratio; a 90 basis point improvement over 2004.
2006 is expected to be around 430 basis points better than 2002.
3.6%
2.2%
2.9%
4.0%
1.7%
2.1%
4.0%
5.3%
6.2%
6.4%
-0.4%
1.1%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E
Margin Trends
Margin Trends
recession-
still solidly
profitable

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

$50
$155
$285
$400
$450
2004A 2005A 2006E 2007E 2008E
Calendar Year Benefit
(in millions)
Early cost reductions primarily related to consolidation of back-office functions, optimization of technology and purchasing leverage.
Future periods focus on optimizing operations and improving efficiencies, making segregation of the actual dollars more difficult.
Note:  2006 through 2008 are current company estimates
Planned Cost Reductions
Planned Cost Reductions

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Debt to Capital
(net of cash)
We expect to reduce debt by $100 million in 2006, with a debt-to-cap near our targeted range of 35%.
For the 4
th
straight year, we expect our NOPAT/ROCC to exceed our cost of capital of around 10%.
Investment grade ratings at S&P and Fitch; one notch below at Moody’s.
At June 30, 2006, about 58% of our debt was at fixed rates.
Capital Structure
Capital Structure
6/30/05 6/30/06 12/31/06
45.5%
41.5%
~37%
NOPAT/ROCC
2002 2003 2004 2005 2006E
Cost of Capital
7.1%
11.4%
11.9% 11.8%
~11%

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

59 million Diluted shares
$375 - $400 million Gross cap ex
$300 million Depreciation/amortization
38.3% Effective tax rate
$90 - $92 million Interest expense
$10 billion Revenue
$5.65 - $5.85 per share EPS
2006 Guidance
2006 Guidance
We expect record results to continue in 2006 with double-digit revenue and solid EPS growth.
$100 million stock repurchase announced in April; balanced with $100 million debt pay down.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

This presentation, and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words
"expect," “projected," “estimated,” “anticipated,” “forecasted” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, a downturn in general or regional economic activity, changes in equity and debt markets, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction. The format of this presentation does not allow us to fully disclose all of these risk factors.  For a full discussion please refer to our Form
10-K and Form 10-Q filed with the SEC.
This presentation includes references to adjusted EPS. Adjusted EPS excludes property gains/losses, charges related to acquisitions, reorganizations, spin-off and executive severance.  Refer to the company’s earnings release furnished to the SEC for a complete reconciliation of reported EPS to adjusted EPS.
Forward-Looking Statements
Forward-Looking Statements